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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)
One McDonald's Plaza Oak Brook, Illinois 60523 (630) 623-3000 (Address and Phone Number of Principal Executive Offices)

EXPLANATORY NOTE FOR FILING OF FORM 8-K/A

        This Form 8-K/A is filed by McDonald's Corporation to replace in its entirety the Form 8-K that was filed with the Securities and Exchange Commission (the "SEC") on October 8, 2003. The erroneously filed version of this document contained a typographical error in Exhibit 99. It referenced the release date as "09/08/03," when it should have been "10/07/03."

Item 12. Results of Operations and Financial Condition.

        On October 7, 2003, McDonald's Corporation (the "Company") issued a press release reporting the Company's September and Third Quarter 2003 sales. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: October 8, 2003	By:	/s/ PETER J. BENSEN Peter J. Bensen Corporate Vice President— Assistant Controller

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued October 7, 2003: McDonald's Reports September and Third Quarter 2003 Sales

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SIGNATURE
Exhibit Index